
Ultimate Escapes
LUXURY DESTINATION CLUBS
Investor Presentation
August 2010

Safe Harbor Statement

- This presentation contains, among other things, certain forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Such statements may include, without limitation, statements with respect to plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or similar expressions by or about Ultimate Escapes. These statements are based upon the current beliefs and expectations of the management of Ultimate Escapes and are subject to significant risks and uncertainties, including those detailed in Ultimate Escapes' filings with the SEC. Actual results, including, without limitation, operating or financial results, may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the control of Ultimate Escapes). The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: weather and natural disasters; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Ultimate Escapes is engaged; fluctuations in consumer demand; management of rapid growth; intensity of competition from other companies in the same or similar industry; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Ultimate Escapes' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the period ended December 31, 2008 and its Form 10Q for the period ended March 31, 2010. The information set forth herein should be read in light of such risks.
- Ultimate Escapes assumes no obligation to publicly update or revise any forward-looking statements or information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statement or any change in events, conditions or circumstances on which any statement is based, or otherwise.
- The financial information and data contained in this presentation is unaudited and does not conform to the SEC's Regulation S-X. Accordingly, such information and data may not be included, or may be presented differently, in the Company's SEC filings. This presentation contains disclosures of adjusted revenue and EBITDA for certain periods, which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles. Adjusted revenue and EBITDA is based on the non-refundable 25% of new member initiation fees being recognized over the first 18 months of membership, with the remaining membership fee amortized over 10 years, rather than the full amount of the membership fee (including the non-refundable portion) being recognized over the ten-year expected life of the membership, as is reflected in Ultimate Escapes' historical GAAP financial statements.

Ultimate Escapes
LUXURY DESTINATION CLUBS

Highlights

- **Ultimate Escapes is a market leader in the luxury destination club market:** #1 destination club as measured by number of global destinations and #2 as measured by number of members
- **Excellent long-term revenue visibility**, driven by recurring revenue
- **Rapid growth-to-date expected to continue**, both organically and via accretive transactions
- **Seasoned, experienced management team** has worked together for 20+ years in various successful ventures, including public company/IPO experience
- **Exceptional Adjusted Revenue and EBITDA growth** of 34% & 1383% respectively from 2008 to 2009
- **Attractive investment value** – Projected 2010 EBITDA multiples are 33% discount to respective public company comparables. Projected 2011 EBITDA multiples are 55% discount to respective public company comparables[1]

Ultimate Escapes LUXURY DESTINATION CLUBS

(1) Discount based on the industry median multiples defined on slide 25


Ultimate Escapes Overview
Elite Club – Villa Paraiso
Los Cabos, Mexico
5,567 square feet
4 Bedrooms, 4 Bathrooms
Outdoor Heated Pool/Spa
Oceanfront

Overview of Ultimate Escapes

- Ultimate Escapes was founded in 2004 and is the industry's fastest growing and most diverse family of luxury destination clubs in the world
- Ultimate Escapes has experienced rapid membership growth through a combination of organic membership sales and accretive transactions
- Ultimate Escapes has:
  - Over 1,200 affluent club members
  - Over 130 club properties in 45 global destinations
  - $148 million recently appraised real estate portfolio
  - Access to over 140 four and five-star affiliated luxury hotels and resorts
- Within the Destination Club industry, Ultimate Escapes is:
  - #1 club as measured by total number of global destinations
  - #1 club with properties in the $1 million range
  - #1 club with properties in the $2 million range
  - #2 club with properties in the $3 million range
  - #2 club in total number of members

Fee Based Hospitality Services Company

Ultimate Escapes is a Fee-Based Hospitality Services Holding Company

Comprised of member-based "Lifestyle Companies" that provide extraordinary vacation and entertainment services to a broad and growing customer base on a global basis.

Ultimate Escapes operates a growing portfolio of luxury destination clubs that are driven by the following criteria:

- Member-based businesses (clubs) secured by long-term, recurring revenue contracts
- Recurring annual revenue from annual club dues and 10 year amortizing membership fee
- Long-term growth engine delivered by two underlying strategies: 1) multiple-tiered club and membership offerings, to both corporations and affluent consumers, leveraging growing "network effect" to maximize up-sell, cross-sell, and member referrals, and 2) a successful acquisition and consolidation strategy.
- A financial business model designed to maximize recurring revenue, with growing net real estate value (equity) additive to enterprise value.

Company History

- Company founded by Jim Tousignant in 2004. Seasoned management team has worked together for 15-20 years in various successful ventures
- Strong history of consistent annual member growth and revenue growth through organic sales and accretive transactions, including:
  - **May 2007 – Purchased $125 million of real estate assets from Tanner & Haley bankruptcy for $105 million cash**
    - Signed new membership agreements with 645 members
  - **February 2008 – Purchased $17 million of real estate assets Ventures Equity Vacation Club for $12 million cash**
    - Signed new membership agreements with 19 members
  - **September 2009 – Acquired $50 million of real estate assets from Private Escapes for 8% ownership of Ultimate Escapes**
    - Signed new membership agreements with 387 members

Membership Offerings

- Ultimate Escapes operates a family of 3 distinct luxury destination clubs targeting $1 million, $2 million and $3 million average home value categories



Ultimate Escapes®
Premiere Club℠
$1 million home value
Signature Club℠
$2 million home value
Elite Club℠
$3 million home value

- ***The Ultimate Collection***℠ offers club members access to more than 140 of the world's most desirable 4 and 5-star independent luxury hotels in major cities and resorts in Europe, Middle East, Asia, Africa, South America and North America
- ***The Ultimate Reciprocity Program***℠ provides members with flexible reciprocity access to participating luxury fractional and private residence club (PRC) resort properties

#1 Club in Global Destinations

130+ homes available in 45 worldwide destinations





Beaches and Shores		Golf and Leisure	Mountains and Trails	Metropolitan
• Abaco, Bahamas	• Nevis, West Indies	• Bend, OR	• Beaver Creek, CO	• Chicago, IL
• Big Island, HI	• Punta Cana, DR	• Boca Raton, FL	• Breckenridge, CO	• Florence, Italy
• BVI Yacht	• Punta Mita, MX	• Kiawah Island, SC	• Copper Mountain, CO	• London, England
• Costa Rica	• St. Thomas, USVI	• La Costa, CA	• Deer Valley, UT	• New York, NY
• Delray Beach, FL	• Turks & Caicos	• La Quinta, CA	• Jackson Hole, WY	• Paris, France
• Belize	• Watercolor, FL	• Lake George, NY	• Lake Tahoe, NV	
• Indian Rocks, FL		• Lake Las Vegas, NV	• Steamboat Springs, CO	
• Key West, FL		• Naples, FL	• Stowe, VT	
• Los Cabos, Mexico		• Orlando, FL	• Sun Valley, ID	
• Maui, HI		• Outer Banks, NC	• Telluride, CO	
• Miami Beach, FL		• Reynolds Plantation, GA		
		• Scottsdale, AZ		
		• Tuscany, Italy		

Ultimate Escapes
LUXURY DESTINATION CLUBS

Membership Plan Pricing

	Premiere Club℠ ($1 mm target values)	Signature Club℠ ($2 mm target values)	Elite Club℠ ($3 mm target values)
Membership Fee	$70,000 - $150,000	$145,000 - $300,000	$200,000 - $450,000
Included Days	14 - 60	14 - 60	14 - 60
Advanced Reservations	1 - 5	1 - 5	1 - 5
Holiday Reservations	1* - 2	1* - 2	1* - 2
Space Available	Inside 90 - 180 Days	Inside 90 - 180 Days	Inside 90 - 180 Days
Annual Dues	$8,000 - $17,000	$11,500 - $35,500	$16,000 - $49,000
Average Dues Cost Per Day(1)	$393/day	$661/day	$982/day

Ultimate Escapes℠ LUXURY DESTINATION CLUBS

(*) Bronze Members receive Advanced Holiday Reservation every other year
(1) Assumes 28 day per year Gold Membership Plan

Comparison of Luxury Vacation Alternatives

(based on 28 nights of use per year)

	Ultimate Escapes	2nd Home Ownership	Fractional Ownership	Villa Rental	Luxury Hotel
# of Destinations	**46+**	1	1	Varies	Varies
Average # of bedrooms	**4**	4	4	4	4 separate hotel rooms
Travel Planning	**Included**	No	No	No	No
Concierge Services	**Included**	No	Varies	No	Included
Resort Amenities	**Included**	No	Varies	Varies	Included
Housekeeping Services	**Included**	No	Varies	Varies	Included
Hassle Free (no maintenance)	**Yes**	No	Yes	Yes	Yes
Upfront Cost	**$215,000 membership fee**	$400,000 (20% deposit)	$500,000 for 1/8 interest	None	None
Nightly Cost (*)	**$661/night**	$7,143/night	$700/night	$1,500/night	$2,000/night (4 hotel rooms)

Ultimate Escapes
LUXURY DESTINATION CLUBS

(*) Comparison assumes 28 days of annual use and accommodations for 8 guests. Ultimate Escapes assumes Gold membership in Signature Club and 2nd Home Ownership assumes $2 mil purchase price and included estimated mortgage, taxes, insurance and property maintenance costs of $200,000 per year.

Escape Planners and Local Hosts

Provide range of member services and concierge services for each club reservation, offering both bundled "base services" and a la carte "premium services" for extra fee:

- Pre-arrival member travel planning
- Pre-stocking of kitchen and wine cellar
- Private chef services
- Destination activities, tours and excursions
- Theatre tickets, golf tee times or spa
- In-residence maid, chef, nanny
- Other member services as needed



Membership Demographics

- Members are primarily concentrated within 100-mile radius of top 30 metropolitan areas of the United States
- Member demographics (based on member survey):
  - Highly educated (95%+ undergraduate/masters/doctorate degrees)
  - Majority own businesses, are senior executives or professionals (doctors, lawyers, etc.)
  - High net worth: $5+ million
  - High annual income: $500,000+
  - Primary home value: $2-3 million; 50% own 2nd home
  - Members are active travelers (4-6 weeks per year)
  - Members are active in other private clubs/associations


Annual Member Renewal Rates
Ultimate Escapes achieved exceptional 96-99% member retention over last several years, despite global economic recession.
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
99%
99%
99%
96%
2006
2007
2008
2009

Smart Home Technology Platform

- Designed to improve member experience, control operating costs and differentiate Ultimate Escapes from competition
  - SMART CARD controls music and multimedia services, digital family photo library, lighting, temperature, and home security, providing members with personalized, safe and friendly vacation experiences


Wi fi
High-speed Internet
Ipod
Computers
Video Surveillance
Sound System
Fax Machine
Home Security
Kindle Reader
Hi Def Television
Printers
Gaming Systems


Management Team
Premiere Club – Belizean Dreams
Belize
2,300 square feet
3 Bedrooms, 3 Bathrooms
Outdoor Heated Pool/Spa
Beachfront

Experienced Management Team

Richard Keith
Chairman

- 15 years experience in launching successful start-up companies
- Private Escapes - *Founder, President*
- Center Partners, Inc. - *Co-Founder*
- Private Retreats Destination Club - *Chief Operating Officer*
- AppleOne Employment Services - *Founder*

Jim Tousignant
President and CEO

- 25 years entrepreneurial experience building fast growth companies
- Ultimate Resort - *Founder, President & CEO*
- Multex.com - *President and Co-Founder*
- Thomson Financial - *Managing Director, Global Sales*
- Morgan Stanley - *Managing Director, Business Development*

Phil Callaghan
Chief Financial Officer

- 25 years experience in senior management and finance
- Multex.com - *Chief Financial Officer*
- Thomson Financial - *Senior Vice President, Finance*
- MTV Europe - *Financial Director*

Gregg Amonette
Senior VP, Bus Dev

- 20 years experience
- Reuters - *Senior Vice President, Business Development*
- Multex.com - *Executive Vice President Global Product Groups*
- ADP Brokerage - *Vice President Retail Sales*

Tom D'Ambrosio
CTO/Senior VP, Tech

- 20 years experience
- Reuters - *Chief Information Officer, Reuters Research*
- Multex.com - *Chief Information Officer*
- ADP Brokerage - *Director Advanced Systems Development*

Bob Glinka
Chief Operating Officer

- 30 years experience
- Areus Holdings – *CEO*
- Celebrity Resorts – *Chief Development Officer*
- Sol Melia Vacation Club – *VP of Development*
- Fairfield Resorts – *Executive VP Business Development*
- The Walt Disney Company – *20 year career*

Ted Curtis
Chief Marketing Officer

- 25 years experience
- Celebrity Resorts – *Senior VP Sales and Marketing*
- Trendwest Resorts – *Senior VP Sales and Marketing*
- Hilton Grand Vacations – *Managing Director*
- Marriott Vacation Club - *Director*

Ultimate Escapes LUXURY DESTINATION CLUBS


Financial Highlights
Signature Club – Pura Vida
Costa Rica
4,800 square feet
4 Bedrooms, 5 Bathrooms
Outdoor Heated Pool/Spa
Golf and Ocean Views
Reserva Conchal Resort

Pro Forma Financial Highlights

Total Year-End Members



2500
2000
1500
1000
500
0
782
826
1,214
1,326
1,642
2,089
2007A
2008A
2009A
2010P
2011P
2012P

Revenue (a)



($ in millions)
80
70
60
50
40
30
20
10
0
$22.4
$29.1
$39.1
$45.1
$54.1
$74.3
2007A
2008A
2009A
2010P
2011P
2012P

EBITDA (a)



($ in millions)
40
30
20
10
0
-10
-20
-$14.3
-$1.2
$15.4
$14.0
$20.5
$33.0
2007A
2008A
2009A
2010P
2011P
2012P

Net Income (a)



($ in millions)
25
20
15
10
5
0
-5
-10
-15
-20
-25
-30
-$23.5
-$15.3
-$4.2
-$5.2
$3.0
$18.7
2007A
2008A
2009A
2010P
2011P
2012P

Notes:
(a) Based on adjusted GAAP revenue recognition: The non-refundable 25% of new member initiation fees is recognized over first 18 months of membership, with remaining membership fee amortized over 10 years

Ultimate Escapes℠ LUXURY DESTINATION CLUBS

Future Growth Strategy

- **Additional accretive transactions**
  - Historically it has been cheaper to buy existing club assets at a "discount" rather than build organically; this trend expected to continue
- **Global expansion**
  - Europe
  - Asia
- **Introduce new club offerings and plans**
  - Annual membership plans
  - Points-based membership plans
- **Partnerships/joint ventures with luxury brands & hospitality REITS**
- **"Private label" offerings with resort and hospitality brands**

Ultimate Escapes
LUXURY DESTINATION CLUBS


Industry Overview
Elite Club – Happy Valley
Scottsdale, Arizona
5,500 square feet
4 Bedrooms, 4 Bathrooms
Outdoor Heated Pool/Spa
Golf Front – Guest Casita

Industry Overview

- **Destination club industry started in 1999**; Rapid growth of new clubs from 2003-2007 with over 30 clubs started; Rapid consolidation in 2007-2008, resulting in 2 dominant large "global" destination clubs
- **The Destination Club industry today is dominated by two major players** and a number of smaller competitors
- **Ultimate Escapes and Exclusive Resorts together maintain a 79% global market share**
- **Large Market Opportunity** - Luxury target market in United States of 6.7 million "millionaires" with assets of at least $1 million and 840,000 "pentamillionaires" with assets of at least $5 million, excluding housing[1]


3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,300 (58%)
1,214 (21%)
550 (10%)
150 (3%)
142 (2%)
376 (6%)
Exclusive Resorts
Ultimate Escapes
Quintess
A&K Residence Club
M Residences
Other Clubs

(1) 2008 estimate from Spectrem Group, a consulting and market research firm specializing in affluent and retirement markets

Competition - "Smart Money" Entering Market

- Steve Case (AOL) and Perry Capital invested $120+ million in Exclusive Resorts
- Fortress Investment Group acquired Crecendo and BellHavens in late 2008 and launched *A&K Residence Club*
- Marriott launched *Ritz Carlton Destination Club* in early 2009
- Other major resort and hospitality brands interested in entering destination club market


Valuation
Signature Club – Riga Salcio
Tuscany, Italy
3,000 square feet
3 Bedrooms, 3 Bathrooms
Outdoor Heated Pool
17 acres – private vineyard

Comparable Analysis

Company	Ticker	Closing Price 6/1/2010	% of 52-week high	Market Cap	Enterprise Value	Enterprise Value Multiples: Revenue LTM	Revenue CY 2010	Revenue CY 2011	EBITDA LTM	EBITDA CY 2010	EBITDA CY 2011
Luxury Hospitality REITs											
Host Hotels & Resorts Inc.	HST	$14.15	82.8%	$9,313.6	$13,451.6	3.3x	3.2x	3.0x	18.7x	16.9x	14.5x
Ashford Hospitality Trust Inc.	AHT	$7.65	79.1%	$402.7	$3,002.7	3.3x	3.3x	3.1x	15.1x	13.4x	12.1x
Strategic Hotels & Resorts Inc.	BEE	$4.46	64.0%	$336.2	$1,885.0	2.6x	2.5x	2.4x	17.0x	15.7x	13.9x
Sunstone Hotel Investors, Inc	SHO	$10.45	77.6%	$1,029.5	$2,081.4	2.9x	3.2x	3.1x	15.9x	14.6x	12.9x
LaSalle Hotel Properties	LHO	$21.84	77.4%	$1,524.5	$2,153.4	3.6x	3.5x	3.3x	13.9x	15.2x	13.0x
Diamondback Hospitality Co.	DRH	$8.76	74.4%	$1,150.1	$1,754.0	3.1x	2.8x	2.5x	17.1x	14.2x	11.5x
Mean			75.9%	$2,292.8	$4,054.7	3.1x	3.1x	2.9x	16.3x	15.0x	13.0x
Median			77.5%	$1,089.8	$2,117.4	3.2x	3.2x	3.0x	16.4x	14.9x	12.9x
Small-Cap Hotel Operators											
Orient-Express Hotels Ltd.	OEH	$9.89	63.6%	$898.0	$1,601.9	3.4x	3.0x	2.7x	21.9x	19.0x	14.8x
The Marcus Corporation	MCS	$10.69	74.5%	$319.3	$542.0	1.4x	1.4x	NA	7.9x	7.9x	NA
Red Lion Hotels Corporation	RLH	$6.38	79.0%	$117.4	$250.5	1.5x	1.5x	1.4x	10.2x	8.5x	7.8x
Sonesta International Hotels Corp.	SNSTA	$13.74	87.5%	$50.8	$56.4	0.8x	NA	NA	17.6x	NA	NA
Morgans Hotel Group Co.	MHGC	$7.10	79.0%	$213.6	$857.8	3.7x	3.5x	3.3x	44.0x	19.2x	15.1x
Silverleaf Resorts Inc.	SVLF	$1.28	73.6%	$48.6	$440.0	2.7x	NA	NA	28.8x	NA	NA
Great Wolf Resorts Inc.	WOLF	$2.49	63.0%	$80.5	$599.5	2.2x	2.1x	2.0x	9.9x	9.0x	8.0x
Mean			74.3%	$246.9	$621.2	2.3x	2.3x	2.3x	20.0x	12.7x	11.4x
Median			74.5%	$117.4	$542.0	2.2x	2.1x	2.4x	17.6x	9.0x	11.4x
Luxury Hospitality Operators											
Marriott International, Inc	MAR	$32.88	86.2%	$11,880.6	$15,031.6	1.4x	1.3x	1.2x	17.8x	15.1x	12.9x
Starwood Hotels & Resorts Worldwide, Inc	HOT	$45.24	79.9%	$8,572.8	$11,934.8	2.4x	2.4x	2.2x	16.6x	14.8x	13.0x
Wyndham Worldwide Corporation	WYN	$22.69	81.2%	$4,078.9	$7,495.9	2.0x	2.0x	1.9x	9.1x	9.1x	8.5x
Mean			82.4%	$8,177.4	$11,487.4	1.9x	1.9x	1.8x	14.5x	13.0x	11.4x
Median			81.2%	$8,572.8	$11,934.8	2.0x	2.0x	1.9x	16.6x	14.8x	12.9x
Ultimate Escapes Holdings, LLC (as of 3/31/10)	**ULEI**	**$2.02**	**24.2%**	**$20.4**	**$135.7**	**3.5x**	**3.0x**	**2.5x**	**8.8x**	**9.9x**	**5.8x**

Notes:
(a) Includes 348,988 shares issued after March 31, 2010
(b) Treasury Method diluted shares outstanding assumes all warrants with exercise price of $8.80
(c) Assumes issuance of 5.2 million shares in 2010 from conversion of $10 million 2nd mortgage note
(d) Assumes issuance of $10 mil convertible debentures in 2010 that subsequently converts into common stock at $1.60 per share
(e) Represents 7,556,675 Preferred Series A shares outstanding that can be converted by holders into common stock
(f) Assumes $30 mil of net debt reduction relating to conversion of $10 million URH debt into stock and the sale of $20 mil of excess real estate in 2010 and 2011
(g) Industry universe includes HST, AHT, BEE, SHO, LHO, DRH, MAR, HOT and WYN

Ultimate Escapes
LUXURY DESTINATION CLUBS


Summary
Signature Club – Villa Paradiso
Nevis, West Indies
3,200 square feet
3 Bedrooms, 4 Bathrooms
Outdoor Pool
Beach Views

Summary

- **Ultimate Escapes is a market leader in the luxury destination club market:** #1 destination club as measured by number of global destinations and #2 as measured by number of members

- **Excellent long-term revenue visibility**, driven by recurring revenue

- **Rapid growth-to-date expected to continue**, both organically and via accretive transactions

- **Seasoned, experienced management team** has worked together for 20+ years in various successful ventures, including public company/IPO experience

- **Exceptional Adjusted Revenue and EBITDA growth** of 34% & 1383% respectively from 2008 to 2009

- **Attractive investment value** – Projected 2010 EBITDA multiples are 33% discount to respective public company comparables. Projected 2011 EBITDA multiples are 55% discount to respective public company comparables[1]

Ultimate Escapes℠ LUXURY DESTINATION CLUBS

(1) Discount based on the industry median multiples defined on slide 25